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                         AMENDMENT TO LOAN AGREEMENT


    WHEREAS ICHOR Corporation ("Ichor"), ICHOR Services, Inc. ("ISI") and Drummond Financial Corporation (the "Lender") entered into a loan agreement effective the 15th day of January, 1997 (the "Loan Agreement"), wherein Ichor and ISI (collectively the "Borrowers") requested that a credit facility be made available to them by the Lender and the Lender agreed to make the credit facility available to the Borrowers upon the terms and conditions set out in the Loan Agreement; and

    WHEREAS the Borrowers and the Lender desire to amend the Loan Agreement, in accordance with section 1.3 thereof, to reflect a change in the Principal Sum to be made available by the Lender to the Borrowers pursuant to such credit facility and have agreed to enter into this amendment agreement (the "Amendment Agreement").

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of one dollar ($1.00) paid by the parties to each other, receipt of this sum being acknowledged by each of the parties, and other good and valuable consideration, the Borrowers jointly and severally covenant and agree with the Lender and the Lender covenants and agrees with the Borrowers as follows:

1. All capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

2. The definition of "Principal Sum" contained in section 1.1 of the Loan Agreement is hereby amended to delete the reference to "$250,000" and insert in its place "$750,000".

3. The Lender and the Borrowers hereby confirm and ratify the Loan Agreement as amended and modified by this Amendment Agreement.

4.   Each of the Borrowers represents and warrants to the Lender as follows:

    (a) each of the Borrowers has taken all necessary action to authorize the creation, execution, delivery and performance of this Amendment Agreement and this Amendment Agreement has been duly executed by the Borrowers, as required, and when delivered, will, together with the Loan Agreement and Ancillary Documents, constitute legal, valid and binding obligations of the Borrowers, enforceable in accordance with their terms;

    (b) each of the Borrowers has to date fulfilled and will hereafter continue to fulfill each covenant, agreement and condition on its part to be performed under the Loan Agreement, as amended, and Ancillary Documents;


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    (c)  neither of the Borrowers has knowledge of the existence of any event of default or any event which, upon notice or lapse of time or both, would become an event of default under the Loan Agreement, as amended; and

    (d) neither of the Borrowers has entered into any amendment or supplement to the Loan Agreement other than this Amendment Agreement.

5. This Amendment Agreement is declared to be supplemental to the Loan Agreement and is to form part of and shall have the same effect as though incorporated in the Loan Agreement.

6. This Amendment Agreement may be executed in several parts in the same form and by facsimile, and such parts as so executed shall together constitute one original document, and such parts, if more than one, shall be read together and construed as if all the signing parties had executed one copy of this Amendment Agreement.

7. This Amendment Agreement will enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Loan Agreement to be duly executed effective as of the date set out herein.

Dated: June 30, 1997


ICHOR CORPORATION                              DRUMMOND FINANCIAL CORPORATION

By:  /s/ John M. Musacchio                     By:  /s/ Rene Randall
   ------------------------------                   --------------------------

Name:  John Musacchio                          Name:  R. Randall
     ----------------------------                   --------------------------

Title:  Chief Operating Officer                Title:  Director
      ---------------------------                    -------------------------


ICHOR SERVICES, INC.

By:  /s/ John M. Musacchio
   ------------------------------

Name:  John Musacchio
     ----------------------------

Title:  President
      ---------------------------